SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 29, 2004
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                 001-31810                 22-3720962
     (State or other       (Commission File Number)       (IRS Employer
       jurisdiction                                    Identification No.)
    of incorporation)


55 MADISON AVENUE, SUITE 300, MORRISTOWN NJ                 07960
 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code          973-290-0080



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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On March 30, 2004, Access Integrated Technologies, Inc. (the "Registrant") announced that pursuant to the terms of an Asset Purchase Agreement (the "Agreement"), dated as of March 29, 2004, between The Boeing Company as seller ("Boeing") and the Registrant as buyer, the Registrant had completed the acquisition ("Acquisition") of the assets of Boeing Digital Cinema, a business unit of Boeing Integrated Defense Systems, a unit of Boeing. The acquired assets include Boeing Digital Cinema's installed base of digital projection systems located in cinemas throughout the United States, digital projectors, spares, and associated content servers and satellite transmission equipment (collectively, the "Assets"). The Agreement is attached hereto as Exhibit 2.5 and is incorporated herein by reference.

      Pursuant  to  the  Agreement,   as  consideration  for  the  Assets,   the
Registrant: (i) agreed to assume certain liabilities of Boeing; (ii) paid $250,000 cash to Boeing; (iii) agreed to issue 53,534 shares of the Registrant's Class A Common Stock with registration rights as provided in a registration rights agreement ("Registration Rights Agreement"); (iv) agreed to pay to Boeing 20% of the annual gross receipts less third party commissions, if any, generated by the Registrant's satellite distribution activities, up to a total payment of $1,000,000 over a period of four years from the date that the Registrant commences its satellite operations (up to a cumulative total of $250,000 in the first year, $500,000 in the second year, $750,000 in the third year and $1,000,000 at the end of the four year period); and (v) issued a promissory note ("Note") to Boeing for $1,800,000 (principal and interest) payable over four years (or earlier under certain conditions). The Note is attached hereto as
Exhibit 4.11 and is incorporated herein by reference, and the Registration Rights Agreement is attached hereto as Exhibit 4.12, and is incorporated herein by reference.

      Concurrently with the Acquisition, and as provided in the Agreement, Boeing has committed to purchase from the Registrant a minimum of $450,000 per year for four years of certain managed storage services, such as computer data storage, mass storage services and managed tape archiving services. Pursuant to the Note, the Registrant will prepay the principal payments required under the Note on a dollar for dollar amount equal to the gross proceeds realized by the Registrant for such services.

      The funds used by the Registrant to finance the cash portion of the Acquisition were cash on hand of the Registrant.

      There is no material relationship between Boeing and the Registrant or any of its affiliates, directors or officers.

      Boeing had previously used the Assets in connection with the operation of its digital cinema business. The Registrant intends to utilize the Assets to operate its digital cinema business in conjunction with its majority-owned subsidiary, Access Digital Media, Inc.

      The description above of the Acquisition and the related transactions is a summary only. A copy of the Agreement is filed herewith as Exhibit 2.5 to this report and is incorporated herein by reference and describes in more detail the terms of the Acquisition and the related transactions.

      On March 30, 2004, the Registrant issued a press release announcing the consummation of the Acquisition, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            None.

      (b)   PRO FORMA FINANCIAL INFORMATION.

            None.

      (c)   EXHIBITS.

      2.5 Asset Purchase Agreement, dated as of March 29, 2004, between the Registrant and The Boeing Company.

      4.11  Promissory Note made by Registrant in favor of The Boeing Company

      4.12  Form of Registration Rights Agreement

      99.1  Press Release of Registrant, dated March 30, 2004.



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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                ACCESS INTEGRATED TECHNOLOGIES, INC.



                                By: /s/ A. DALE MAYO
                                    ------------------------------------
                                    A. Dale Mayo
                                    President, Chief Executive Officer
                                     and Director

                                    Dated as of April 2, 2004.


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                                  EXHIBIT INDEX


      2.5 Asset Purchase Agreement, dated as of March 29, 2004, between the Registrant and The Boeing Company.

      4.11  Promissory Note made by Registrant in favor of The Boeing Company

      4.12  Form of Registration Rights Agreement

      99.1  Press Release of Registrant, dated March 30, 2004.